UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

XPONENTIAL FITNESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40638	84-4395129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17877 Von Karman Ave., Suite 100

Irvine, CA 92614

(Address of principal registered offices, including zip code)

(949) 346-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	XPOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2025, the Board of Directors (the “Board”) of Xponential Fitness, Inc. (the “Company”), upon recommendation by the Nominating and Corporate Governance Committee of the Board, elected and appointed Lily Yang as a member of the Board and as the Chair of the Audit Committee of the Board.

Lily Yang, age 53, has served as the Chief Financial Officer of Strava, Inc., an online software platform catering to athletes, since November 2021. Prior to her role at Strava, Inc., Ms. Yang served as the Chief Accounting Officer of Pinterest, Inc., where she was instrumental in taking the company from late stage private to public in 2019. Ms. Yang also served as the Vice President of Finance and Accounting at Medivation from 2015-2017 and worked at Gilead Sciences from 2003-2015, where she finished her tenure as Vice President and Corporate Controller. Ms. Yang holds a BS in Accounting and Managerial Information Systems from Boston University.

As a newly appointed director of the Company, Ms. Yang is eligible to participate in the Company’s director compensation program as approved by the Human Capital Management Committee, which will consist of an annual cash retainer of $80,000, annual RSU award with a value of $110,000 and an annual cash fee of $20,000 for service as the Chair of the Audit Committee of the Board. In addition, Ms. Yang has entered into a standard form of indemnification agreement with the Company for directors.

A copy of the press release announcing Mr. Yang’s appointment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated June 17, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2025

Xponential Fitness, Inc.

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer